Arrow QVM Equity Factor ETF

Ticker: QVM

Arrow DWA Tactical ETF

Ticker: DWAT

(each a series of Arrow Investments Trust)

Supplement dated July 8, 2015
to the Statement of Additional Information dated January 16, 2015, for Arrow QVM Equity Factor ETF and September 29, 2014, for the Arrow DWA Tactical ETF

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The section titled “Policies and Procedures for Disclosure of Portfolio Holdings” in each Statement of Additional Information is replaced in its entirety with the following:

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Fund's portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Trust, the Advisor and the Distributor will not disseminate non-public information concerning the Trust. The Board must approve all material amendments to this policy.

Each business day, the Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation ("NSCC") and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings as of the next Business Day.

Access to information concerning the Fund's portfolio holdings may be permitted to personnel of third party service providers, including the Fund's custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers' agreements with the Trust on behalf of the Fund.

The Fund discloses on the Adviser’s website at www.ArrowShares.com at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Fund may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of the Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-Q and Form N-CSR for the Fund will be available on the SEC's website at www.sec.gov. The Fund's Form N-Q and Form N-CSR, when available, may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. The Fund's Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-877-277-6933 or by writing to: Arrow QVM Equity Factor ETF or Arrow DWA Tactical ETF, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

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The reference to Sothara Chin, Chief Compliance Officer, in the table titled “Interested Trustees and Officers” in the Statement of Additional Information is replaced with the following:

Name, Year of Birth and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships Held During the Past 5 Years
Patrick Bassett Year of Birth: 1970	Chief Compliance Officer	1 year term (since June 2015)	Chief Compliance Officer of Arrow Investment Advisors, LLC(2008-2014); retired (2014-2015).	N/A	N/A

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated January 16, 2015, for the Arrow QVM Equity Factor ETF and the Prospectus and Statement of Additional Information dated September 29, 2014 for the Arrow DWA Tactical ETF. These documents provide information that you should know about each

Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.

Please retain this Supplement for future reference.